Exhibit 10.23a


                         SECOND AMENDMENT TO KINTIGH A-1
                     PARTICIPATION AGREEMENT AND APPENDIX A


     This SECOND AMENDMENT TO KINTIGH A-1 PARTICIPATION AGREEMENT AND APPENDIX A dated as of April 10, 2001 (this "Amendment") by and among the parties hereto is an amendment to that certain Participation Agreement (Kintigh A-1) (including Appendix A thereto) dated as of May 1, 1999, as amended by that certain Omnibus Amendment to Kintigh A-1 Transaction Documents dated as of December 1, 2000 (as so amended, the "Participation Agreement"), among AES EASTERN ENERGY, L.P. (herein, together with its permitted successors and assigns, called "AEE"), KINTIGH FACILITY TRUST A-1 (herein, together with its permitted successors and assigns, called the "Owner Trust"), DCC PROJECT FINANCE FOURTEEN, INC. (herein, together with its permitted successors and assigns, called the "Owner Participant"), BANKERS TRUST COMPANY, not in its individual capacity, except as expressly provided therein, but solely as Indenture Trustee (herein, together with its permitted successors and assigns, the "Indenture Trustee"), and BANKERS TRUST COMPANY, not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustees (herein, together with its permitted successors and assigns, the "Pass Through Trustees"). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in Appendix A to the Participation Agreement.

     WHEREAS, the parties hereto desire to amend the Participation Agreement and Appendix A thereto;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO PARTICIPATION AGREEMENT.

     (a) Section 5.17 of the Participation Agreement is hereby amended by replacing the words "no later than 30 days following January 1, 2001 and biennially thereafter" with the words "at least 30 days prior to January 1, 2003 and biennially thereafter (and prior to or concurrently with the Pro Forma projections and related calculations required in such year pursuant to Section 5.3(c))" in the fourth and fifth lines thereof.




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     (b)  Section 6.7 of the Participation Agreement is hereby amended by replacing the words "Section 2.12" with the words "Section 3.13" in the second line thereof.

     SECTION 2. AMENDMENTS TO APPENDIX A. The following definitions set forth in Appendix A to the Participation Agreement shall be amended as follows:

     (a) The definition of "Depositary Agreement" set forth in Appendix A to the Participation Agreement is hereby amended to read in its entirety as follows:

          "Depositary Agreement" shall mean the Amended and Restated Deposit and Disbursement Agreement, dated as of April 10, 2001, among AEE, the AEE Subsidiaries, the Working Capital Provider, the Owner Trust, the Other Lessors, the Related Lessors, the Owner Participant, the Other Owner Participants, the Related Owner Participants, the Depositary Agent, the Indenture Trustee (and each indenture trustee under any Other Indenture or in respect of any Related Lease) and each Pass Through Trustee.

     (b) The definition of "Environmental Laws" set forth in Appendix A to the Participation Agreement is hereby amended by replacing the words "Hazardous Material" with the words "Hazardous Substance" in the twentieth line and the twenty-third and twenty-fourth lines thereof.

     (c) The definition of "Operating and Maintenance Costs" set forth in Appendix A to the Participation Agreement is hereby amended to read in its entirety as follows:

          "Operating and Maintenance Costs" shall mean, for any period, all cash operating and maintenance expenses of AEE or any AEE Subsidiary in respect of the Facility, the Related Facility, the Additional Facilities or any other assets or property of AEE or any AEE Subsidiary for such period, calculated in accordance with cash accounting, including, without limitation, amounts owed under the Coal Hauling Agreement, Working Capital Fees, Working Capital Costs and Expenses and interest payable pursuant to the Working Capital Facility or any successor facility, the fees set forth in the Operation and Maintenance Agreements, capital expenditures (made or, in the case of any future period duly




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          budgeted pursuant to Section 5.9 of the Participation Agreement, including all costs of major inspections, unscheduled or scheduled major maintenance of the Facility, the Related Facility or any Additional Facility and all work on account of extraordinary equipment failures and contingencies (including overhaul costs)), insurance premiums, payments due in respect of property or sales taxes, consumables, labor costs, costs incurred under any contracts for the purchase, transportation or handling of fuel and any options related thereto, costs incurred with regard to disposal of ash or any products generated by the Facility, the Related Facility or the Additional Facilities and general and administrative expenses and maintenance costs with regard to the Facility, the Related Facility or the Additional Facilities and any other assets or property of any AEE Subsidiary, but excluding Fixed Charges in all such cases, in each case attributable to such period. For the avoidance of doubt, Operating and Maintenance Costs shall not include income taxes, the costs under the EPC Contract for the construction and installation of the SCR or any transaction expenses associated with the Acquisition or the Lease Financing paid in 1999.

     (d) The definition of "Working Capital Facility" set forth in Appendix A to the Participation Agreement is hereby amended to read in its entirety as follows:

          "Working Capital Facility" shall mean (i) the working capital facility established pursuant to that certain Credit Agreement dated as of April 10, 2001 among AEE, the Banks and the Issuing Banks named therein and Union Bank of California, N.A., as Agent therein or (ii) any other agreement or agreements from time to time in effect among AEE and banks or financial institutions providing for the availability of Permitted Working Capital Indebtedness; provided, that such banks or financial institutions shall not be Affiliates of AEE.

     (e) The definition of "Working Capital Provider" set forth in Appendix A to the Participation Agreement is hereby amended to read in its entirety as follows:

          "Working Capital Provider" shall mean the banks or financial institutions providing Permitted Working Capital Indebtedness pursuant to any Working Capital Facility and any agent acting on behalf of such banks or financial institutions.




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     (f)  The following definitions are hereby added to Appendix A to the
          Participation Agreement:

          "Working Capital Costs and Expenses" shall mean any and all (i) breakage costs, increased costs due to changes in tax laws, capital adequacy requirements or other regulatory changes and other similar costs, expenses, losses and compensation associated with yield protection, (ii) tax gross-up payments, (iii) out-of-pocket costs and expenses (including reasonable fees and expenses of counsel and other experts or consultants) and (iv) other similar costs and expenses, in each case required to be paid to the Working Capital Provider in respect of, or pursuant to the terms of, the Working Capital Facility (other than indemnity obligations thereunder).

          "Working Capital Fees" shall mean any and all upfront fees, commitment fees, facility fees, utilization fees, agency fees or other similar fees payable to the Working Capital Provider in respect of, or pursuant to, the Working Capital Facility.

     SECTION 3. MISCELLANEOUS.

     (a) This Amendment is hereby made a part of the Participation Agreement (including Appendix A thereof), and the Participation Agreement (including Appendix A thereof), as expressly amended hereby, is hereby ratified and confirmed in all respects.

     (b) By its execution hereof, the Owner Trust shall be deemed to have consented to this Amendment and to the Depositary Agreement (as defined in this Amendment) for the purposes of Section 8.2 of the Indenture.

     (c) The Owner Participant of the Trust, pursuant to Section 5.02 of the Trust Agreement, hereby authorizes and directs Wilmington Trust Company, as Trustee of the Trust, to execute and deliver on behalf of the Trust this Amendment and the Depositary Agreement (as defined in this Amendment). The Owner Participant confirms that each such action by the Trustee pursuant to the foregoing authorization and direction (i) is permitted by and authorized under the Trust Agreement and does not violate or constitute a breach of the Trust Agreement or any other Operative Document, (ii) does not constitute bad faith, willful misconduct, negligence or gross negligence, and (iii) is covered by the indemnification provided under Section 7.01 of the Trust Agreement.




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     (d)  This Amendment has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

     (e) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     (f) From time to time each party hereto shall promptly and duly execute and deliver such further documents to make further assurances for and take such further action reasonably requested by any other party hereto for the purpose of carrying out and effectuating this Amendment and the intent hereof.




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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the date first above written.


                                        AES Eastern Energy, L.P.

                                        By: AES NY L.L.C., its general partner



                                        By: ______________________________
                                        Name:
                                        Title:

                                        KINTIGH FACILITY TRUST A-1
                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as
                                        Trustee under the Trust Agreement



                                        By: ______________________________
                                        Name:
                                        Title:

                                        DCC PROJECT FINANCE FOURTEEN, INC.



                                        By: ______________________________
                                        Name:
                                        Title:

                                        BANKERS TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Indenture Trustee under the Indenture



                                        By: ______________________________
                                        Name:
                                        Title:




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                                        BANKERS TRUST COMPANY, not in its
                                        individual capacity but solely as Pass
                                        Through Trustees under the Pass Through
                                        Trust Agreements



                                        By: ______________________________
                                        Name:
                                        Title: